UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: April 30, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

Legg Mason Partners
Variable International All
Cap Opportunity Portfolio

Managed by GLOBAL CURRENTS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return on its assets from growth of capital and income.

What’s inside

Letter from the chairman	I

Portfolio at a glance	1

Portfolio expenses	2

Schedules of investments	4

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	21

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Portfolio’s subadviser. LMPFA, and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï I

Letter from the chairman continued

increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market generated poor results during the six-month reporting period. Stock prices fell during the first five months of the reporting period before rallying somewhat in April 2008. The market’s troubles were due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and increasing fears of a recession. All told, the S&P 500 Indexiv returned -9.64% over the six-month reporting period ended April 30, 2008.

Looking at U.S. stock prices more closely, the market’s weakness was broad in scope. Mid-cap stocks outperformed their large- and small-cap counterparts on a relative basis, as the Russell Midcapv, Russell 1000vi and Russell 2000vii Indexes returned -8.77%, -9.54% and -12.92%, respectively, during the six-month reporting period. From an investment style perspective, growth stocks modestly outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -9.68% and -9.97%, respectively.

International equities also performed poorly. During the six months ended April 30, 2008, the MSCI EAFE Indexx returned -9.21%. As was the case in the U.S., international equities were negatively impacted by the credit crunch and decelerating economic growth. Emerging market equities performed even worse, as investor risk aversion rose over the period. During the six months ended April 30, 2008, the MSCI Emerging Markets Indexxi returned -10.28%.

Performance review
For the six months ended April 30, 2008, Legg Mason Partners Variable International All Cap Opportunity Portfolio1 returned -10.90%. The Portfolio’s unmanaged benchmark, the MSCI EAFE Index, and its former unmanaged benchmark, the MSCI EAFE Growth Indexxii, returned -9.21% and -7.62%, respectively, over the same time frame. The Lipper Variable International Value Funds Category Average2 returned -10.28% for the same period.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Portfolio’s Lipper category.

II ï Legg Mason Partners Variable International All Cap Opportunity Portfolio

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

6 MONTHS
Variable International All Cap Opportunity Portfolio[1]	-10.90%

MSCI EAFE Index	-9.21%

MSCI EAFE Growth Index	-7.62%

Lipper Variable International Value Funds Category Average[2]	-10.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2008, as supplemented June 6, 2008, the gross total operating expenses for the Portfolio were 1.11%.

Special shareholder notices
In the first quarter of 2008, the Portfolio’s Board approved a new subadviser for the Portfolio. On July 1, 2008, a newly-created separate investment management subsidiary under the control of Legg Mason, Global Currents Investment Management, LLC (“Global Currents”), becomes the Portfolio’s subadviser. Global Currents, which was established as part of an internal reorganization of Legg Mason’s international investment teams, replaces Brandywine Global Investment Management, LLC as the Portfolio’s subadviser.

The portfolio managers who are currently responsible for the day-to-day management of the Portfolio remain the same as they were prior to the new subadvisory agreement taking effect. They have access to the same research and continue to have other resources necessary to support their investment management functions. In addition, the portfolio managers continue to apply the same investment philosophy and processes as they did prior to the change.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï III

Letter from the chairman continued

Global Currents entered into a new subadvisory agreement with LMPFA, the Portfolio’s investment manager. The Portfolio’s investment management fee remains unchanged.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President, and Chief Executive Officer

June 6, 2008

IV ï Legg Mason Partners Variable International All Cap Opportunity Portfolio

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Portfolio is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

xi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

xii	The MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of the leading growth stocks in 21 developed countries outside of North America. (The 21 countries include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.)

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï V

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Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 1

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2007 and held for the six months ended April 30, 2008.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(10.90)%	$1,000.00	$891.00	1.10%	$5.17

[1]	For the six months ended April 30, 2008.

[2]	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,019.39	1.10%	$5.52

[1]	For the six months ended April 30, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 3

Schedule of investments (unaudited)
April 30, 2008

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 97.2%

	Belgium — 0.9%

14,700	InBev NV	$1,208,210

	Bermuda — 1.0%

109,900	Cosan Ltd., Class A Shares*	1,457,274

	Canada — 4.0%

402,800	Bombardier Inc.*	2,633,723

36,000	EnCana Corp.	2,897,761

	Total Canada	5,531,484

	Cayman Islands — 0.6%

46,600	Silicon Motion Technology Corp., ADR*	812,238

	France — 13.8%

123,600	Alcatel-Lucent SA	833,101

63,800	European Aeronautic Defence & Space Co.	1,603,926

74,000	France Telecom SA	2,322,273

17,800	Publicis Groupe	719,032

40,600	Sanofi-Aventis	3,169,480

5,700	Societe Generale	666,888

30,200	Technip SA	2,790,563

58,700	Total SA	4,928,788

51,000	Vivendi Universal SA	2,069,676

	Total France	19,103,727

	Germany — 18.0%

25,900	Bayerische Motoren Werke AG	1,421,183

108,500	Deutsche Telekom AG, Registered Shares	1,949,066

60,500	Fresenius Medical Care AG & Co.	3,210,506

245,500	Infineon Technologies AG*	2,296,768

20,500	Linde AG	3,002,856

31,300	MTU Aero Engines Holding AG	1,436,359

80,000	Rhoen-Klinikum AG	2,418,412

61,700	SAP AG	3,110,908

26,600	Siemens AG, Registered Shares	3,129,120

9,300	Stada Arzneimittel AG	631,335

89,300	Symrise AG	2,214,411

	Total Germany	24,820,924

See Notes to Financial Statements.

4 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Hong Kong — 5.6%

378,000	Cheung Kong Holdings Ltd.	$5,886,967

58,000	Jardine Matheson Holdings Ltd.	1,782,920

	Total Hong Kong	7,669,887

	Israel — 2.5%

74,500	Teva Pharmaceutical Industries Ltd., ADR	3,485,110

	Italy — 1.6%

300,600	UniCredito Italiano SpA	2,283,494

	Japan — 13.8%

16,200	Asatsu-DK Inc.	488,139

65,500	Konami Corp.	2,330,782

292	Mizuho Financial Group Inc.	1,508,322

20,600	Nidec Corp.	1,542,931

345,900	Nipponkoa Insurance Co., Ltd.	3,351,796

54,100	Nitto Denko Corp.	2,230,448

32,500	Secom Co., Ltd.	1,504,687

44,900	Sony Corp.	2,053,013

184	Sumitomo Mitsui Financial Group Inc.	1,575,282

62,200	Sundrug Co., Ltd.	1,591,592

162,000	Tokyu Corp.	853,855

	Total Japan	19,030,847

	Netherlands — 5.0%

126,000	Aegon NV	2,025,124

48,478	Royal Dutch Shell PLC, Class A Shares	1,948,463

86,300	Unilever NV, CVA	2,901,721

	Total Netherlands	6,875,308

	Spain — 0.5%

24,400	Acerinox SA	660,891

	Switzerland — 6.5%

26,100	Lonza Group AG, Registered Shares	3,545,774

4,240	Nestle SA, Registered Shares	2,021,759

14,500	Nobel Biocare Holding AG	521,961

9,700	Synthes Inc.	1,328,946

45,600	UBS AG*	1,531,229

	Total Switzerland	8,949,669

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 5

Schedule of investments (unaudited) continued
April 30, 2008

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

SHARES	SECURITY	VALUE
	Taiwan — 2.3%

143,262	Advanced Semiconductor Engineering Inc., ADR	$739,230

148,662	Siliconware Precision Industries Co., ADR	1,210,109

357,367	United Microelectronics Corp., ADR	1,236,490

	Total Taiwan	3,185,829

	Thailand — 1.4%

435,200	Bangkok Bank Public Co., Ltd., NVDR	1,893,964

	United Kingdom — 19.7%

53,300	Amdocs Ltd.*	1,672,554

300,400	Barclays PLC	2,721,463

193,200	BP PLC	2,342,664

155,900	Brit Insurance Holdings PLC	758,782

217,100	British Sky Broadcasting Group PLC	2,348,108

260,500	Cadbury Schweppes PLC	3,013,962

87,600	Diageo PLC	1,795,834

136,700	GlaxoSmithKline PLC	3,041,136

351,200	International Power PLC	3,061,455

1,101,022	Signet Group PLC	1,502,209

642,250	Vodafone Group PLC	2,043,145

506,747	William Morrison Supermarkets PLC	2,881,227

	Total United Kingdom	27,182,539

	TOTAL COMMON STOCKS (Cost — $135,389,250)	134,151,395

PREFERRED STOCKS — 2.6%

	Germany — 2.6%

84,400	Henkel KGaA (Cost — $4,588,793)	3,593,278

RIGHT — 0.1%

	Switzerland — 0.1%

45,600	UBS AG* (Cost — $67,338)	76,562

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $140,045,381)	137,821,235

See Notes to Financial Statements.

6 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 0.3%

	Repurchase Agreement — 0.3%

$389,000	State Street Bank & Trust Co., dated 4/30/08, 1.500% due 5/1/08; Proceeds due at maturity — $389,016; (Fully collateralized by U.S. Treasury Bond, 6.000% due 2/15/26; Market value — $398,516) (Cost — $389,000)	$389,000

	TOTAL INVESTMENTS — 100.2% (Cost — $140,434,381#)	138,210,235

	Liabilities in Excess of Other Assets — (0.2)%	(261,466)

	TOTAL NET ASSETS — 100.0%	$137,948,769

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

CVA — Certificaaten van aandelen (Share Certificates)

NVDR — Non Voting Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR†

Financials	17.6%

Consumer Staples	16.4

Health Care	15.4

Information Technology	11.4

Energy	10.8

Industrials	9.4

Consumer Discretionary	7.7

Telecommunication Services	4.6

Materials	4.2

Utilities	2.2

Short-Term Investment	0.3

100.0%

†As a percentage of total investments. Please note that Fund holdings are as of April 30, 2008 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 7

Statement of assets and liabilities (unaudited)
April 30, 2008

ASSETS:

Investments, at value (Cost — $140,434,381)	$138,210,235

Foreign currency, at value (Cost — $50,734)	50,836

Cash	250

Receivable for securities sold	938,499

Dividends and interest receivable	603,849

Prepaid expenses	815

Total Assets	139,804,484

LIABILITIES:

Payable for securities purchased	1,408,577

Investment management fee payable	147,377

Payable for Fund shares repurchased	129,738

Deferred foreign capital gains	44,773

Deferred compensation payable	1,429

Trustees’ fees payable	1,286

Accrued expenses	122,535

Total Liabilities	1,855,715

TOTAL NET ASSETS	$137,948,769

NET ASSETS:

Par value (Note 4)	$165

Paid-in capital in excess of par value	187,336,391

Undistributed net investment income	423,759

Accumulated net realized loss on investments and foreign currency transactions	(47,555,020)

Net unrealized depreciation on investments and foreign currencies	(2,256,526)[1]

TOTAL NET ASSETS	$137,948,769

Shares Outstanding:	16,462,974

Net Asset Value:	$8.38

[1]	Net of deferred foreign capital gains tax of $44,773.

See Notes to Financial Statements.

8 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

Statement of operations (unaudited)
For the six months ended April 30, 2008

INVESTMENT INCOME:

Dividends	$1,301,881

Interest	56,058

Less: Foreign taxes withheld	(105,532)

Total Investment Income	1,252,407

EXPENSES:

Investment management fee (Note 2)	612,630

Shareholder reports	128,378

Custody fees	29,494

Legal fees	21,022

Audit and tax	18,672

Trustees’ fees	5,133

Insurance	1,613

Transfer agent fees	146

Miscellaneous expenses	3,287

Total Expenses	820,375

Less: Fee waivers and/or expense reimbursements (Note 2)	(26,380)

Net Expenses	793,995

NET INVESTMENT INCOME	458,412

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(433,618)

Foreign currency transactions	(18,408)

Net Realized Loss	(452,026)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(18,397,688)[1]

Foreign currencies	2,344

Change in Net Unrealized Appreciation/Depreciation	(18,395,344)

Net Loss on Investments and Foreign Currency Transactions	(18,847,370)

DECREASE IN NET ASSETS FROM OPERATIONS	$(18,388,958)

[1]	Net of change in deferred foreign capital gains tax of $27,642.

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2008	2008	2007
OPERATIONS:

Net investment income	$458,412	$2,277,433

Net realized gain (loss)	(452,026)	87,278,975

Change in net unrealized appreciation/depreciation	(18,395,344)	(58,521,211)

Increase (Decrease) in Net Assets From Operations	(18,388,958)	31,035,197

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,500,002)	(3,500,004)

Net realized gains	(78,540,689)	(3,577,244)

Decrease in Net Assets From Distributions to Shareholders	(80,040,691)	(7,077,248)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	661,953	5,271,937

Reinvestment of distributions	80,040,358	7,077,248

Cost of shares repurchased	(13,701,026)	(36,694,422)

Increase (Decrease) in Net Assets From Fund Share Transactions	67,001,285	(24,345,237)

DECREASE IN NET ASSETS	(31,428,364)	(387,288)

NET ASSETS:

Beginning of period	169,377,133	169,764,421

End of period*	$137,948,769	$169,377,133

* Includes undistributed net investment income of:	$423,759	$1,465,349

See Notes to Financial Statements.

10 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2008[1,2]	2007[1]	2006[3]	2005[3]	2004[1,3]	2003[1,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.31	$16.79	$13.56	$11.77	$10.43	$8.78

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.03	0.24	0.17	0.13	0.07	0.10

Net realized and unrealized gain (loss)	(1.61)	2.99	3.25	1.77	1.37	1.60

Total income (loss) from operations	(1.58)	3.23	3.42	1.90	1.44	1.70

LESS DISTRIBUTIONS FROM:

Net investment income	(0.18)	(0.35)	(0.19)	(0.11)	(0.10)	(0.05)

Net realized gains	(9.17)	(0.36)	—	—	—	—

Total distributions	(9.35)	(0.71)	(0.19)	(0.11)	(0.10)	(0.05)

NET ASSET VALUE, END OF PERIOD	$8.38	$19.31	$16.79	$13.56	$11.77	$10.43

Total return[4]	(10.90)%	19.78%	25.46%	16.21%	13.90%	19.45%

NET ASSETS, END OF PERIOD (millions)	$138	$169	$170	$160	$160	$180

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.14%[5]	1.00%[6]	0.96%	1.00%	1.01%	0.99%

Net expenses[7]	1.10 [5,8]	1.00 [6,8]	0.96 [8]	1.00	1.01 [8]	0.99

Net investment income	0.64 [5]	1.32	1.03	0.98	0.67	1.07

PORTFOLIO TURNOVER RATE	32%	101%	8%	16%	21%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.99% and 0.98%, respectively.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 1.50%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies
Legg Mason Partners Variable International All Cap Opportunity Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the

12 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 13

Notes to financial statements (unaudited) continued

is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of April 30, 2008, there were $44,773 of deferred capital gains tax liabilities accrued on realized gains.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine”) was the Fund’s subadviser prior to July 1, 2008. Effective July 1, 2008, Global Currents Investment Management, LLC (“Global Currents”) became the Fund’s

14 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

subadviser. LMPFA, Brandywine and Global Currents are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%

Next $1 billion	0.825

Next $3 billion	0.800

Next $5 billion	0.775

Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments. For its services, LMPFA paid Brandywine 70% of the net management fee it received from the Fund during the six months ended April 30, 2008.

During the six months ended April 30, 2008, the Fund had a voluntary expense limitation in place of 1.50%.

During the six months ended April 30, 2008, LMPFA waived a portion of its fee in the amount of $26,380.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 15

Notes to financial statements (unaudited) continued

the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of April 30, 2008, the Fund had accrued $1,429 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$44,260,493

Sales	54,966,658

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,397,483

Gross unrealized depreciation	(13,621,629)

Net unrealized depreciation	$(2,224,146)

4. Shares of beneficial interest
At April 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has equal entitlement to any dividends and distributions made by the Fund. Prior to April 30, 2007, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share.

Transactions in shares of the Fund were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	APRIL 30, 2008	OCTOBER 31, 2007
Shares sold	76,611	292,279

Shares issued on reinvestment	9,023,716	410,275

Shares repurchased	(1,408,611)	(2,039,788)

Net increase (decrease)	7,691,716	(1,337,234)

16 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

5. Capital loss carryforward
On October 31, 2007, the Fund had a net capital loss carryforward of approximately $47,102,027, of which $23,742,568 expires in 2009, $13,574,174 expires in 2010, and $9,785,285 expires in 2011. These amounts will be available to offset like amounts of any future taxable gains, subject to an annual limitation of $6,907,953 resulting from an ownership change the Fund experienced in the prior year.

6. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 17

Notes to financial statements (unaudited) continued

order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive

18 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM,

Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report ï 19

Notes to financial statements (unaudited) continued

(collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncements
On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio 2008 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s then-current sub-advisory agreement, pursuant to which Brandywine Global Investment Management, LLC (the “Sub-Adviser”) provided day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. Subsequent to the approval of the Fund’s sub-advisory agreement, a newly-created separate investment management subsidiary under the control of Legg Mason, Inc. — Global Currents Investment Management, LLC — was established as part of an internal reorganization of Legg Mason’s international investment teams, which will replace Brandywine Global Investment Management, LLC as the Fund’s sub-adviser in July 2008. Noting that the same portfolio managers would continue to be responsible for the day-to-day management of the Fund’s portfolio and would continue to apply the same investment philosophy and processes as they currently do in their management of the Fund, the Board approved the new sub-advisory agreement with Global Currents Investment Management, LLC based on management’s assurances that there would be no diminution in the nature, scope or quality of services to be provided under the new sub-advisory agreement and that several of the factors discussed below continued to be relevant to the Board’s deliberations regarding the new sub-advisory agreement.

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï 21

Board approval of management and
subadvisory agreements (unaudited) continued

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans,

22 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio

recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all international value funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted, however, that the Fund’s one-year performance showed improvement from prior years’ performance. The Board noted that a new portfolio management team assumed responsibility for managing the Fund and that the Fund’s investment strategy changed in April 2007. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï 23

Board approval of management and
subadvisory agreements (unaudited) continued

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of eight international value funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all international value funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

24 ï Legg Mason Partners Variable International All Cap Opportunity Portfolio

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable International All Cap Opportunity Portfolio ï 25

Legg Mason Partners Variable International All Cap Opportunity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Global Currents
Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable International All Cap Opportunity Portfolio
The Fund is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable International All Cap Opportunity Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04229 6/08 SR08-580

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. Principal Accountant Fees and Services
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: June 25, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: June 25, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: June 25, 2008